UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 13, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 21, 2005, Delphi Corporation (“Delphi”) entered into an Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement (the “Amended DIP Credit Facility”) to borrow up to $2.0 billion from a syndicate of lenders arranged by J.P. Morgan Securities Inc., Citigroup Global Markets, Inc., and Deutsche Bank Securities Inc. JPMorgan Chase Bank, N.A. is the administrative agent (the “Administrative Agent”) for the Amended DIP Credit Facility, Citicorp USA, Inc., is syndication agent (together with the Administrative Agent, the “Agents”) and Abelco Finance LLC, Deutsche Bank Trust Company Americas and General Electric Capital Corporation, are co-documentation agents. The Amended DIP Credit Facility consists of a $1.75 billion revolving facility and a $250 million term loan facility (collectively, the “DIP Loans”). On February 3, 2006, Delphi entered into the First Amendment to the Amended and Restated Credit Agreement and Amended and Restated Security and Pledge Agreement (the “First Amendment”). For more information regarding the Amended DIP Credit Facility, the First Amendment, and the related approvals granted by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) under chapter 11 of the United States Bankruptcy Code, see Delphi’s previous Current Reports on Form 8-K filed with the United States Securities and Exchange Commission on November 22, 2005 and February 8, 2006.
On April 13, 2006, Delphi entered into the Second Amendment to the Amended and Restated Credit Agreement (the “Second Amendment”). The Second Amendment provides, among other amendments, permission to (i) deliver the 2005 audited financial statements within 150 days after the year-end, (ii) deliver the March 31, 2006 quarterly unaudited financial statements no later than June 30, 2006, (iii) make up to $100 million, in the aggregate, in cash collateral deposits solely to satisfy Delphi’s obligations under the UAW Special Attrition Program Agreement among Delphi, General Motors Corporation and the United Automobile, Aerospace and Agricultural Works of America (“UAW”) (and similar obligations pursuant to comparable labor agreements), provided that such agreements are approved by the Bankruptcy Court and (iv) sell and transfer inventory in the ordinary course of business to domestic subsidiaries that are not guarantors, without reducing the $15 million basket for dispositions of assets to domestic subsidiaries that are not guarantors, such transactions to be subject to the $25 million basket for Investments by Delphi and its guarantors to domestic subsidiaries that are not guarantors. The foregoing description is qualified by the actual terms of the Second Amendment, which is attached to this document as Exhibit 99(a).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99(a)	Second Amendment to Amended and Restated Credit Agreement, dated as of April 13, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)
Date:	April 18, 2006
		By:	/s/ JOHN D. SHEEHAN

(John D. Sheehan,
Vice President and Chief Restructuring Officer,
Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit
Number	Description
99(a)	Second Amendment to Amended and Restated Credit Agreement, dated as of April 13, 2006